                                                                  EXHIBIT (e)(4)

----------------------------

S E R V I C E  R E Q U E S T
----------------------------

             P L A T I N U M
----------------------------
              Investor(R) II
----------------------------
   AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor - Fixed Option
   .    Division 125 - AGL Declared Fixed Interest Account

Platinum Investor - Variable Divisions

AIM Variable Insurance Funds
   .    Division 126 - AIM V.I. International Growth
   .    Division 127 - AIM V.I. Premier Equity

The Alger American Fund
   .    Division 259 - Alger American Leveraged AllCap
   .    Division 258 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
   .    Division 224 - VP Value

Credit Suisse Trust
   .    Division 247 - Small Cap Growth

Dreyfus Investment Portfolios
   .    Division 229 - MidCap Stock

Dreyfus Variable Investment Fund
   .    Division 133 - Developing Leaders
   .    Division 132 - Quality Bond

Fidelity Variable Insurance Products
   .    Division 233 - VIP Asset Manager
   .    Division 232 - VIP Contrafund
   .    Division 230 - VIP Equity-Income
   .    Division 231 - VIP Growth
   .    Division 254 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
   .    Division 250 - Franklin Templeton Foreign Securities
   .    Division 249 - Franklin Templeton Mutual Shares Securities
   .    Division 255 - Franklin Templeton Small Cap Value Securities
   .    Division 248 - Franklin Templeton U.S. Government

Goldman Sachs Variable Insurance Trust
   .    Division 401- Goldman Sachs Capital Growth

Janus Aspen Series
   .    Division 234 - International Growth
   .    Division 236 - Mid Cap Growth
   .    Division 235 - Worldwide Growth

J.P. Morgan Series Trust II
   .    Division 400 - JPMorgan Mid Cap Value
   .    Division 237 - JPMorgan Small Company

MFS Variable Insurance Trust
   .    Division 239 - MFS Capital Opportunities
   .    Division 134 - MFS Emerging Growth
   .    Division 240 - MFS New Discovery
   .    Division 238 - MFS Research

Neuberger Berman Advisers Management Trust
   .    Division 241 - Mid-Cap Growth

Oppenheimer Variable Account Funds
   .    Division 256 - Oppenheimer Balanced
   .    Division 257 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust
   .    Division 243 - PIMCO Real Return
   .    Division 242 - PIMCO Short-Term
   .    Division 244 - PIMCO Total Return

Pioneer Variable Contracts Trust
   .    Division 402 - Fund VCT
   .    Division 403 - Growth Opportunities VCT

Putnam Variable Trust
   .    Division 137 - Putnam VT Diversified Income
   .    Division 138 - Putnam VT Growth and Income
   .    Division 139 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust
   .    Division 253 - Aggressive Growth
   .    Division 252 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
   .    Division 135 - Equity Growth
   .    Division 136 - High Yield

VALIC Company I
   .    Division 128 - International Equities
   .    Division 129 - Mid Cap Index
   .    Division 130 - Money Market I
   .    Division 225 - Nasdaq-100 Index
   .    Division 227 - Science & Technology
   .    Division 226 - Small Cap Index
   .    Division 131 - Stock Index

Van Kampen Life Investment Trust
   .    Division 251 - Growth and Income

Vanguard Variable Insurance Fund
   .    Division 245 - High Yield Bond
   .    Division 246 - REIT Index

L8993 Rev 1204

[LOGO] AIG American General

American General Life Insurance Company ("AGL")
A member company of American International Group, Inc.

                                                         Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
                                           PO Box 4880 . Houston, TX. 77210-4880
   (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653

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[ ] POLICY                  1. POLICY #:                                           Insured:
    IDENTIFICATION                       -----------------------------------------          ----------------------------------------
                               Address:                                                                       New Address (yes) (no)
COMPLETE THIS SECTION FOR               ---------------------------------------------------------------------
ALL REQUESTS.                  Primary Owner (If other than insured):
                                                                      ---------------------------------------
                               Address:                                                                       New Address (yes) (no)
                                        ---------------------------------------------------------------------
                               Primary Owner's S.S. No. or Tax I.D. No.                Phone Number:(     )            -
                                                                        --------------                      ----------- ------------
                               Joint Owner (If applicable):
                                                            -------------------------------------------------
                               Address:                                                                       New Address (yes) (no)
                                        ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME                    2. Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary
    CHANGE
                               Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
Complete this section if
the name of one of the         -------------------------------------------------   -------------------------------------------------
Insured, Owner, Payor or
Beneficiary has changed.       Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
(Please note, this does
not change the Insured,
Owner, Payor or
Beneficiary designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN               3. INVESTMENT DIVISION                                    PREM %   DED %
    ALLOCATION                                                                        ------   -----
    PERCENTAGES                (125) AGL Declared Fixed Interest Account                  %        %
                                                                                       ---      ---
Use this section to            AIM Variable Insurance Funds
indicate how premiums or       (126) AIM V.I. International Growth                        %        %
monthly deductions are to                                                              ---      ---
be allocated. Total            (127) AIM V.I. Premier Equity                              %        %
allocation in each column                                                              ---      ---
must equal 100%; whole         The Alger American Fund
numbers only.                  (259) Alger American Leveraged AllCap                      %        %
                                                                                       ---      ---
Goldman Sachs Variable         (258) Alger American MidCap Growth                         %        %
Insurance Trust is not                                                                 ---      ---
available for any purpose      American Century Variable Portfolios, Inc.
except to transfer to          (224) VP Value                                             %        %
another investment                                                                     ---      ---
option.                        Credit Suisse Trust
                               (247) Small Cap Growth                                     %        %
Pioneer Variable                                                                       ---      ---
Contracts Trust is             Dreyfus Investment Portfolios
available only for owners      (229) MidCap Stock                                         %        %
who had Accumulation                                                                   ---      ---
Value invested in Pioneer      Dreyfus Variable Investment Fund
on 12/10/04.                   (133) Developing Leaders                                   %        %
                                                                                       ---      ---
                               (132) Quality Bond                                         %        %
                                                                                       ---      ---
                               Fidelity Variable Insurance Products
                               (233) VIP Asset Manager                                    %        %
                                                                                       ---      ---
                               (232) VIP Contrafund                                       %        %
                                                                                       ---      ---
                               (230) VIP Equity-Income                                    %        %
                                                                                       ---      ---
                               (231) VIP Growth                                           %        %
                                                                                       ---      ---
                               (254) VIP Mid Cap                                          %        %
                                                                                       ---      ---
                               Franklin Templeton Variable Insurance Products Trust
                               (250) FT Foreign Securities                                %        %
                                                                                       ---      ---
                               (249) FT Mutual Shares Securities                          %        %
                                                                                       ---      ---
                               (255) FT Small Cap Value Securities                        %        %
                                                                                       ---      ---
                               (248) FT U.S. Government                                   %        %
                                                                                       ---      ---
                               Goldman Sachs Variable Insurance Trust
                               (401) Goldman Sachs Capital Growth                       NA         %
                                                                                                ---
                               Janus Aspen Series
                               (234) International Growth                                 %        %
                                                                                       ---      ---
                               (236) Mid Cap Growth                                       %        %
                                                                                       ---      ---
                               (235) Worldwide Growth                                     %        %
                                                                                       ---      ---
                               J.P. Morgan Series Trust II
                               (400) JPMorgan Mid Cap Value                               %        %
                                                                                       ---      ---
                               (237) JPMorgan Small Company                               %        %
                                                                                       ---      ---
                               MFS Variable Insurance Trust
                               (239) MFS Capital Opportunities                            %        %
                                                                                       ---      ---
                               (134) MFS Emerging Growth                                  %        %
                                                                                       ---      ---
                               (240) MFS New Discovery                                    %        %
                                                                                       ---      ---
                               (238) MFS Research                                         %        %
                                                                                       ---      ---
                               Neuberger Berman Advisers Management Trust
                               (241) Mid-Cap Growth                                       %        %
                                                                                       ---      ---
                               Oppenheimer Variable Account Funds
                               (256) Oppenheimer Balanced                                 %        %
                                                                                       ---      ---
                               (257) Oppenheimer Global Securities                        %        %
                                                                                       ---      ---
                               PIMCO Variable Insurance Trust
                               (243) PIMCO Real Return                                    %        %
                                                                                       ---      ---
                               (242) PIMCO Short-Term                                     %        %
                                                                                       ---      ---
                               (244) PIMCO Total Return                                   %        %
                                                                                       ---      ---
                               Pioneer Variable Contracts Trust
                               (402) Fund VCT                                             %        %
                                                                                       ---      ---
                               (403) Growth Opportunities VCT                             %        %
                                                                                       ---      ---
                               Putnam Variable Trust
                               (137) Putnam VT Diversified Income                         %        %
                                                                                       ---      ---
                               (138) Putnam VT Growth and Income                          %        %
                                                                                       ---      ---
                               (139) Putnam VT Int'l Growth and Income                    %        %
                                                                                       ---      ---
                               SunAmerica Series Trust
                               (253) Aggressive Growth                                    %        %
                                                                                       ---      ---
                               (252) SunAmerica Balanced                                  %        %
                                                                                       ---      ---
                               The Universal Institutional Funds, Inc.
                               (135) Equity Growth                                        %        %
                                                                                       ---      ---
                               (136) High Yield                                           %        %
                                                                                       ---      ---
                               VALIC Company I
                               (128) International Equities                               %        %
                                                                                       ---      ---
                               (129) Mid Cap Index                                        %        %
                                                                                       ---      ---
                               (130) Money Market I                                       %        %
                                                                                       ---      ---
                               (225) Nasdaq-100 Index                                     %        %
                                                                                       ---      ---
                               (227) Science & Technology                                 %        %
                                                                                       ---      ---
                               (226) Small Cap Index                                      %        %
                                                                                       ---      ---
                               (131) Stock Index                                          %        %
                                                                                       ---      ---
                               Van Kampen Life Investment Trust
                               (251) Growth and Income                                    %        %
                                                                                       ---      ---
                               Vanguard Variable Insurance Fund
                               (245) High Yield Bond                                      %        %
                                                                                       ---      ---
                               (246) REIT Index                                           %        %
                                                                                       ---      ---
                               Other:                                                     %        %
                                                                                       ---      ---
                                                                                       100%     100%

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L8993 Rev1204                            PAGE 2 OF 5

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[ ] MODE OF PREMIUM         4. Indicate frequency and premium amount $      Annual  $      Semi-Annual  $       Quarterly
    PAYMENT/BILLING            desired:                               -----          -----               -----
    METHOD CHANGE                                                    $      Monthly (Bank Draft Only)
                                                                      -----
Use this section to
change the billing             Indicate billing method desired:         Direct Bill         Pre-Authorized Bank Draft
frequency and/or method                                         -------             ------- (attach a Bank Draft Authorization Form
of premium payment. Note,                                                                   and "Void" Check)
however, that AGL will
not bill you on a direct       Start Date:       /       /
monthly basis. Refer to                    ------  ------  ------
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY             5. I/we hereby certify that the policy of insurance for the listed policy has been        LOST
    CERTIFICATE                DESTROYED      OTHER.                                                            -----      ------
                                         ----
Complete this section if
applying for a                 Unless I/we have directed cancellation of the policy, I/we request that a:
Certificate of Insurance
or duplicate policy to                            Certificate of Insurance at no charge
replace a lost or                         -------
misplaced policy. If a
full duplicate policy is                          Full duplicate policy at a charge of $25
being requested, a check                  -------
or money order for $25
payable to AGL must be         be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
submitted with this            policy to AGL for cancellation.
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST             6. Day of the month for transfers        (Chose a day of the month between 1-28)
    AVERAGING (DCA)                                           ------
    ($5,000 MINIMUM            Frequency of transfers:      Monthly         Quarterly         Semi-Annually         Annually
    BEGINNING                                          ----         -------           -------               -------
    ACCUMULATION VALUE)
                               DCA to be made from the following investment option:
 An amount can be                                                                   -----------------------------------------
 systematically                Transfer: $                            ($100 minimum, whole dollars only)
 transferred from any one                  --------------------------
 investment option and
 directed to one or more       AIM Variable Insurance Funds
 of the investment options     (126) AIM V.I. International Growth              $
 below. The AGL Declared                                                          ---------
 Fixed Interest Account is     (127) AIM V.I. Premier Equity                    $
 not available for DCA.                                                           ---------
 Please refer to the           The Alger American Fund
 prospectus for more           (259) Alger American Leveraged AllCap            $
 information on the DCA                                                           ---------
 option.                       (258) Alger American MidCap Growth               $
                                                                                  ---------
 NOTE: DCA is not              American Century Variable Portfolios, Inc.
 available if the              (224) VP Value                                   $
 Automatic Rebalancing                                                            ---------
 option has been chosen.       Credit Suisse Trust
                               (247) Small Cap Growth                           $
 See restrictions for                                                             ---------
 Goldman Sachs Variable        Dreyfus Investment Portfolios
 Trust and Pioneer             (229) MidCap Stock                               $
 Variable Contracts Trust                                                         ---------
 in Box 3 above.               Dreyfus Variable Investment Fund
                               (133) Developing Leaders                         $
                                                                                  ---------
                               (132) Quality Bond                               $
                                                                                  ---------
                               Fidelity Variable Insurance Products
                                                                                  ---------
                               (233) VIP Asset Manager                          $
                                                                                  ---------
                               (232) VIP Contrafund                             $
                                                                                  ---------
                               (230) VIP Equity-Income                          $
                                                                                  ---------
                               (231) VIP Growth                                 $
                                                                                  ---------
                               (254) VIP Mid Cap                                $
                                                                                  ---------
                               Franklin Templeton Variable Insurance Products
                                  Trust
                               (250) FT Foreign Securities                      $
                                                                                  ---------
                               (249) FT Mutual Shares Securities                $
                                                                                  ---------
                               (255) FT Small Cap Value Securities              $
                                                                                  ---------
                               (248) FT U.S. Government                         $
                                                                                  ---------
                               Janus Aspen Series
                               (234) International Growth                       $
                                                                                  ---------
                               (236) Mid Cap Growth                             $
                                                                                  ---------
                               (235) Worldwide Growth                           $
                                                                                  ---------
                               J.P. Morgan Series Trust II
                               (400) JPMorgan Mid Cap Value                     $
                                                                                  ---------
                               (237) JPMorgan Small Company                     $
                                                                                  ---------
                               MFS Variable Insurance Trust
                               (239) MFS Capital Opportunities                  $
                                                                                  ---------
                               (134) MFS Emerging Growth                        $
                                                                                  ---------
                               (240) MFS New Discovery                          $
                                                                                  ---------
                               (238) MFS Research                               $
                                                                                  ---------
                               Neuberger Berman Advisers Management Trust
                               (241) Mid-Cap Growth                             $
                                                                                  ---------
                               Oppenheimer Variable Account Funds
                               (256) Oppenheimer Balanced                       $
                                                                                  ---------
                               (257) Oppenheimer Global Securities              $
                                                                                  ---------
                               PIMCO Variable Insurance Trust
                               (243) PIMCO Real Return                          $
                                                                                  ---------
                               (242) PIMCO Short-Term                           $
                                                                                  ---------
                               (244) PIMCO Total Return                         $
                                                                                  ---------
                               Pioneer Variable Contracts Trust
                               (402) Fund VCT                                   $
                                                                                  ---------
                               (403) Growth Opportunities VCT                   $
                                                                                  ---------
                               Putnam Variable Trust
                               (137) Putnam VT Diversified Income               $
                                                                                  ---------
                               (138) Putnam VT Growth and Income                $
                                                                                  ---------
                               (139) Putnam VT Int'l Growth and Income          $
                                                                                  ---------
                               SunAmerica Series Trust
                               (253) Aggressive Growth                          $
                                                                                  ---------
                               (252) SunAmerica Balanced                        $
                                                                                  ---------
                               The Universal Institutional Funds, Inc.
                               (135) Equity Growth                              $
                                                                                  ---------
                               (136) High Yield                                 $
                                                                                  ---------
                               VALIC Company I
                               (128) International Equities                     $
                                                                                  ---------
                               (129) Mid Cap Index                              $
                                                                                  ---------
                               (130) Money Market I                             $
                                                                                  ---------
                               (225) Nasdaq-100 Index                           $
                                                                                  ---------
                               (227) Science & Technology                       $
                                                                                  ---------
                               (226) Small Cap Index                            $
                                                                                  ---------
                               (131) Stock Index                                $
                                                                                  ---------
                               Van Kampen Life Investment Trust
                               (251) Growth and Income                          $
                                                                                  ---------
                               Vanguard Variable Insurance Fund
                               (245) High Yield Bond                            $
                                                                                  ---------
                               (246) REIT Index                                 $
                                                                                  ---------
                               Other:                                           $
                                      ---------------------------------------     ---------

                                           INITIAL HERE TO REVOKE DCA ELECTION.
                               -----------

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L8993 Rev1204                      PAGE 3 OF 5

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[ ] AUTOMATIC REBALANCING   7.  Indicate frequency:       Quarterly       Semi-Annually       Annually
                                                    -----           -----               -----
($5,000 minimum                                   (Division Name or Number)                            (Division Name or Number)
accumulation value) Use                   %:                                                   %:
this section to apply for       ----------   ----------------------------------      ----------   ----------------------------------
or make changes to                        %:                                                   %:
Automatic Rebalancing of        ----------   ----------------------------------      ----------   ----------------------------------
the variable divisions.                   %:                                                   %:
Please refer to the             ----------   ----------------------------------      ----------   ----------------------------------
prospectus for more                       %:                                                   %:
information on the              ----------   ----------------------------------      ----------   ----------------------------------
Automatic Rebalancing                     %:                                                   %:
Option.                         ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
Note: Automatic                 ----------   ----------------------------------      ----------   ----------------------------------
Rebalancing is not                        %:                                                   %:
available if the Dollar         ----------   ----------------------------------      ----------   ----------------------------------
Cost Averaging option has                 %:                                                   %:
been chosen.                    ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
See restrictions for            ----------   ----------------------------------      ----------   ----------------------------------
Goldman Sachs Variable                    %:                                                   %:
Trust and Pioneer               ----------   ----------------------------------      ----------   ----------------------------------
Variable Contracts Trust
in Box 3 above.                            INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                                ----------

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION FOR       8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    TRANSACTIONS                instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                                Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or         Initial the designation you prefer:
revoking current
telephone or e-service                   Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.                     --------

                                         Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL
                                --------
                                and the firm authorized to service my policy.

                                AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                           INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   -------

                                           INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
                                   -------

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE             9.  Name of Insured for whom this correction is submitted:
                                                                                       ------------------------------

Use this section to
correct the age of any
person covered under this
policy. Proof of the            Correct DOB:        /       /
correct date of birth                        ------   -----   ------
must accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF             10.                                    (Division Name or Number)        (Division Name or Number)
    ACCUMULATED VALUES

Use this section if you         Transfer $         or          % from                               to                             .
want to move money                         -------    ---------       -----------------------------    ----------------------------
between divisions.              Transfer $         or          % from                               to                             .
Withdrawals from the AGL                   -------    ---------       -----------------------------    ----------------------------
Declared Fixed Interest         Transfer $         or          % from                               to                             .
Account are limited to 60                  -------    ---------       -----------------------------    ----------------------------
days after the policy           Transfer $         or          % from                               to                             .
anniversary and to no                      -------    ---------       -----------------------------    ----------------------------
more than 25% of the            Transfer $         or          % from                               to                             .
total unloaned value of                    -------    ---------       -----------------------------    ----------------------------
the AGL Declared Fixed          Transfer $         or          % from                               to                             .
Interest Account on the                    -------    ---------       -----------------------------    ----------------------------
policy anniversary. If a        Transfer $         or          % from                               to                             .
transfer causes the                        -------    ---------       -----------------------------    ----------------------------
balance in any division         Transfer $         or          % from                               to                             .
to drop below $500, AGL                    -------    ---------       -----------------------------    ----------------------------
reserves the right to           Transfer $         or          % from                               to                             .
transfer the remaining                     -------    ---------       -----------------------------    ----------------------------
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See restrictions for
Goldman Sachs Variable
Trust and Pioneer
Variable Contracts Trust
in Box 3 above.

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L8993 Rev1204                      PAGE 4 OF 5

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[ ] REQUEST FOR PARTIAL     11. Transfer $         or        % from                       to                   .
    SURRENDER/POLICY LOAN                  -------    -------       ---------------------    ------------------

Use this section to apply                I request a partial surrender of $         or      % of the net cash surrender value.
for a partial surrender         --------                                    -------    -----
from or policy loan                      I request a loan in the amount of $        .
against policy values.          --------                                    --------
For detailed information                 I request the maximum loan amount available from my policy.
concerning these two            --------
options please refer to
your policy and its             Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
related prospectus. If          percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
applying for a partial          Interest Account and Variable Divisions in use.
surrender, be sure to
complete the Notice of          ----------------------------------------------------------------------------------------------------
Withholding section of
this Service Request in         ----------------------------------------------------------------------------------------------------
addition to this section.
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NOTICE OF WITHHOLDING   12.

Complete this section if        The taxable portion of the distribution you receive from your variable universal life insurance
you have applied for a          policy is subject to federal income tax withholding unless you elect not to have withholding
partial surrender in            apply. Withholding of state income tax may also be required by your state of residence. You may
Section 11.                     elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                Check one:           I do want income tax withheld from this distribution.
                                           ---------
                                                     I do not want income tax withheld from this distribution.
                                           ---------

                                If no election is made, we are required to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/SIGNATURE   13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under
Complete this section for       Section 3406(a)(1)(c) of the Internal Revenue Code.
ALL requests.
                                The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                                ----------------------------------------------------------------------------------------------------

                                Dated at                               this           day of                       ,              .
                                         -----------------------------      ---------        ----------------------  -------------
                                         (City, State)


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS

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L8993 Rev1204                      PAGE 5 OF 5